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                                     -6-


                                   EXHIBIT 99


     Trustee's Remittance Report in respect of the August Remittance Date.






                   [ THIS SPACE IS INTENTIONALLY LEFT BLANK ]

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EFT 1996-A                                                                                                             02/13/97
Monthly Recap & Distribution                                                                                           02:27 PM
Company  434 & 435

                                                                                     FINAL
CUTOFF DATE:  September 1, 1996
---------------------------------------------------------------------------------------------------------------------
Due Period                                 December, 1996                        December, 1996
Monthly Payment Date                         January 15                             January 15
Group                                    Fixed Rate Group (Co. 434)           Adjustable Rate Group (Co. 435)
Remittance Number                               4                                       4
---------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Balance-BOM                            65,457,134.17                           N/A
Class A-2 Principal Balance-BOM                            37,600,000.00                           N/A
Class A-3 Principal Balance-BOM                            24,200,000.00                           N/A
Class A-4 Principal Balance-BOM                             9,250,000.00                           N/A
Class A-5 Principal Balance-BOM                            13,794,000.00                           N/A
Class A-6 Principal Balance-BOM                                N/A                             12,913,958.78
                                                         ---------------                     ---------------
Total Class A Principal Balance - BOM                     150,301,134.17                       12,913,958.78

Class A-1 Principal Balance - EOM                          62,158,859.19                           N/A
Class A-2 Principal Balance - EOM                          37,600,000.00                           N/A
Class A-3 Principal Balance - EOM                          24,200,000.00                           N/A
Class A-4 Principal Balance - EOM                           9,250,000.00                           N/A
Class A-5 Principal Balance - EOM                          13,794,000.00                           N/A
Class A-6 Principal Balance - EOM                              N/A                             12,257,397.64
                                                         ---------------                     ---------------
Total Class A Principal Balance - EOM                     147,002,859.19                       12,257,397.64

Number of Accounts BOM                                              3090                                 121
Number of Accounts EOM                                              3026                                 117

Class A-1 Principal Remittance                               3,298,274.98                          N/A
Class A-2 Principal Remittance                                       0.00                          N/A
Class A-3 Principal Remittance                                       0.00                          N/A
Class A-4 Principal Remittance                                       0.00                          N/A
Class A-5 Principal Remittance                                       0.00                          N/A
Class A-6 Principal Remittance                                 N/A                                656,561.14
                                                         ---------------                     ---------------
Total Class A Remittance Amount                              3,298,274.98                         656,561.14

Class A-1 Cert.ificate Pass-Thru Rate                              6.450%                          N/A
Class A-2 Cert.ificate Pass-Thru Rate                              6.950%                          N/A
Class A-3 Cert.ificate Pass-Thru Rate                              7.350%                          N/A
Class A-4 Cert.ificate Pass-Thru Rate                              7.680%                          N/A
Class A-5 Cert.ificate Pass-Thru Rate                              7.850%                          N/A
Class A-6 Cert.ificate Pass-Thru Rate                          N/A                                 5.915470%

Net Funds Cap                                                  N/A                                100,932.12
WAC BOM                                                        11.327196%                         10.078885%
WAC EOM                                                        11.321542%                         10.190057%
WAP BOM                                                            5.924%                             5.998%
WAP EOM                                                            6.935%                             5.998%
WAM BOM                                                            228.52                             332.76
WAM EOM                                                            227.35                             333.16

Curtailments                                  63,484.68                                0.00
Prepayment Amount                          3,031,899.47     3,095,384.15         650,147.72       650,147.72
                                        ---------------                     ---------------
Number of Prepayments                                                 64                                   4


Aggregate Interest Accrued                                  1,395,103.42                          104,515.24
Less, Class A-1 Interest Accrued             (351,832.10)                            N/A
Less, Class A-2 Interest Accrued             (217,766.67)                            N/A
Less, Class A-3 Interest Accrued             (148,225.00)                            N/A
Less, Class A-4 Interest Accrued              (59,200.00)                            N/A
Less, Class A-5 Interest Accrued              (90,235.75)                            N/A
Less, Class A-6 Interest Accrued                N/A          (867,259.52)       (63,660.11)       (63,660.11)
Less, Monthly Premium                    ---------------      (12,250.24)  ---------------         (1,021.45)
Less, LOC Fees                                                      0.00                                0.00
Less, Service Fees Accrued                                    (73,664.35)                          (6,194.49)
                                                         ---------------                     ---------------
Excess Spread                                                 441,929.31                           33,639.19
Spread Account Balance Previous Month
Investment Earnings
Spread Account Amount - Mortgage Loan Losses
Spread Account Amount - Advances

Spread Account Balance Before Distribution
LOC Account Balance Before Distribution
Specified Spread Account Requirement
Spread Account Excess/(Deficit)

Reimbursable Amounts Due Servicer
Reimbursable Amounts from Previous Months

Reimbursable Amounts Wired to Servicer
Spread Account Excess Wired to Servicer

Reimbursable Amounts Carried Forward
Spread Account Balance After Distribution



EFT 1996-A                                                                                                             02/13/97
Monthly Recap & Distribution                                                                                           02:27 PM
Company  434 & 435

CUTOFF DATE:  September 1, 1996                                       ERR
---------------------------------------------------------------------------------------
Due Period                                                      December, 1996
Monthly Payment Date                                              January 15
Group                                                       Aggregate (Co. 426 & 427)
Remittance Number                                                      4

---------------------------------------------------------------------------------------
Class A-1 Principal Balance-BOM                                           65,457,134.17
Class A-2 Principal Balance-BOM                                           37,600,000.00
Class A-3 Principal Balance-BOM                                           24,200,000.00
Class A-4 Principal Balance-BOM                                            9,250,000.00
Class A-5 Principal Balance-BOM                                           13,794,000.00
Class A-6 Principal Balance-BOM                                           12,913,958.78
                                                                        ---------------
Total Class A Principal Balance - BOM                                    163,215,092.95

Class A-1 Principal Balance - EOM                                         62,158,859.19
Class A-2 Principal Balance - EOM                                         37,600,000.00
Class A-3 Principal Balance - EOM                                         24,200,000.00
Class A-4 Principal Balance - EOM                                          9,250,000.00
Class A-5 Principal Balance - EOM                                         13,794,000.00
Class A-6 Principal Balance - EOM                                         12,257,397.64
                                                                        ---------------
Total Class A Principal Balance - EOM                                     159,260,256.3

Number of Accounts BOM                                                             3211
Number of Accounts EOM                                                             3143

Class A-1 Principal Remittance                                             3,298,274.98
Class A-2 Principal Remittance                                                     0.00
Class A-3 Principal Remittance                                                     0.00
Class A-4 Principal Remittance                                                     0.00
Class A-5 Principal Remittance                                                     0.00
Class A-6 Principal Remittance                                               656,561.14
                                                                        ---------------
Total Class A Remittance Amount                                            3,954,836.12

Class A-1 Certificate Pass-Thru Rate                                            6.4500%
Class A-2 Certificate Pass-Thru Rate                                            6.9500%
Class A-3 Certificate Pass-Thru Rate                                            7.3500%
Class A-4 Certificate Pass-Thru Rate                                            7.6800%
Class A-5 Certificate Pass-Thru Rate                                            7.8500%
Class A-6 Certificate Pass-Thru Rate                                            5.9155%

Net Funds Cap                                                                100,932.12
WAC BOM                                                                      11.228427%
WAC EOM                                                                      11.234458%
WAP BOM                                                                          6.851%
WAP EOM                                                                          6.863%
WAM BOM                                                                          236.77
WAM EOM                                                                          235.77

Curtailments                                        63,484.68
Prepayment Amount                                3,682,047.19              3,745,531.87
                                              ---------------
Number of Prepayments                                                                68

Aggregate Interest Accrued                                                 1,499,618.66
Less, Class A-1 Interest Accrued                 (351,832.10)
Less, Class A-2 Interest Accrued                 (217,766.67)
Less, Class A-3 Interest Accrued                 (148,225.00)
Less, Class A-4 Interest Accrued                  (59,200.00)
Less, Class A-5 Interest Accrued                  (90,235.75)
Less, Class A-6 Interest Accrued                  (63,660.11)               (930,919.63)
                                            ---------------
Less, Monthly Premium                                                        (13,271.69)
Less, LOC Fees                                                                     0.00
Less, Service Fees Accrued                                                   (79,858.84)
                                                                        ---------------

Excess Spread                                                                475,568.50
Spread Account Balance Previous Month                                      3,522,478.21
Investment Earnings                                                           14,000.95
Spread Account Amount - Mortgage Loan Losses                                 (22,367.50)
Spread Account Amount - Advances                                                   0.00
                                                                        ---------------

Spread Account Balance Before Distribution                                 3,989,680.15
LOC Account Balance Before Distribution                                            0.00
Specified Spread Account Requirement                                       8,160,934.00
                                                                        ---------------
Spread Account Excess/(Deficit)                                           (4,171,253.84)

Reimbursable Amounts Due Servicer                                                  0.00
Reimbursable Amounts from Previous Months                                          0.00
                                                                        ---------------
Reimbursable Amounts Wired to Servicer                                             0.00
                                                                        ---------------
Spread Account Excess Wired to Servicer                                            0.00
                                                                        ---------------

Reimbursable Amounts Carried Forward                                               0.00
Spread Account Balance After Distribution                                  3,989,680.15



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

EFT 1996-A                                                                                                             02/13/97
Monthly Recap & Distribution                                                                                           02:27 PM
Company  434 & 435

                                                                                     FINAL
CUTOFF DATE:  September 1, 1996
---------------------------------------------------------------------------------------------------------------------
Due Period                                 December, 1996                        December, 1996
Monthly Payment Date                         January 15                             January 15
Group                                    Fixed Rate Group (Co. 434)           Adjustable Rate Group (Co. 435)
Remittance Number                               4                                       4
---------------------------------------------------------------------------------------------------------------------

Interest Collected                                          1,442,509.82                           108,167.11
Less, Pre-Cutoff Interest                                      (8,511.21)                             (614.33)
                                                         ---------------                      ---------------
Total Post Cutoff Interest Collected                        1,433,998.61                           107,552.78
Plus, Principal Collected                                   3,273,570.64                           656,561.14
Plus, Liquidation Proceeds                                      2,336.84                                 0.00
Plus, Advances                                              1,046,608.40                            88,405.81
Less, Recovery                                             (1,046,608.40)                          (88,405.81)
Less, Service Fee Collected                                   (75,816.50)                           (6,428.83)
Less, Excess Spread                                          (441,929.31)                          (33,639.19)
                                                         ---------------                      ---------------
Available Payment Amount                                    4,192,160.28                           724,045.90
Plus, Spread Account Amount                                    22,367.50                                 0.00
Less, Class A Interest Remittance                            (867,259.52)                          (63,660.11)
Less, Class A Principal Remittance                         (3,298,274.98)                         (656,561.14)
Less, Monthly Premium                                         (12,250.24)                           (1,021.45)
Less, LOC Fees                                                       0.00                                0.00
Additional Amounts Deposited at Closing                   ---------------                     ---------------
Collection Excess (Shortage)                                    36,743.04                            2,803.20
--------------------------------------------              ---------------                     ---------------
Total Due Class R
--------------------------------------------
Class R Wire 99.9999%
--------------------------------------------
Reimbursement To Servicer from Spread
--------------------------------------------
Reimbursement To Servicer from Excess Coll.
--------------------------------------------



EFT 1996-A                                                                                                             02/13/97
Monthly Recap & Distribution                                                                                           02:27 PM
Company  434 & 435

CUTOFF DATE:  September 1, 1996                                                ERR
---------------------------------------------------------------------------------------------
Due Period                                                              December, 1996
Monthly Payment Date                                                      January 15
Group                                                             Aggregate (Co. 426 & 427)
Remittance Number                                                              4
---------------------------------------------------------------------------------------------
Interest Collected                                                              1,550,676.93
Less, Pre-Cutoff Interest                                                          (9,125.54)
                                                                             ---------------

Total Post Cutoff Interest Collected                                            1,541,551.39
Plus,  Principal Collected                                                      3,930,131.78
Plus,  Liquidation Proceeds                                                         2,336.84
Plus,  Advances                                                                 1,135,014.21
Less, Recovery                                                                 (1,135,014.21)
Less, Service Fee Collected                                                       (82,245.33)
Less, Excess Spread                                                              (475,568.50)

Available Payment Amount                                                        4,916,206.18
Plus, Spread Account Amount                                                        22,367.50
Less, Class A Interest Remittance                                                (930,919.63)
Less, Class A Principal Remittance                                             (3,954,836.12)
Less, Monthly Premium                                                             (13,271.69)
Less, LOC Fees                                                                          0.00
Additional Amounts Deposited At Closing
                                                                              ---------------
Collection Excess (Shortage)                                                       39,546.24
--------------------------------------------                                  ---------------
Total Due Class R                                                                       0.00
--------------------------------------------                                   --------------
Class R Wire 99.9999%                                                                   0.00
--------------------------------------------                                   --------------
Reimbursement To Servicer from Spread                                                   0.00
--------------------------------------------                                   --------------
Reimbursement To Servicer from Excess Coll.                                        39,546.24
--------------------------------------------




                                                 2
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

EFT 1996-A                                                                                                             02/13/97
Monthly Recap & Distribution                                                                                           02:27 PM
Company  434 & 435

                                                                                     FINAL
CUTOFF DATE:  September 1, 1996
---------------------------------------------------------------------------------------------------------------------
Due Period                                 December, 1996                        December, 1996
Monthly Payment Date                         January 15                             January 15
Group                                    Fixed Rate Group (Co. 434)           Adjustable Rate Group (Co. 435)
Remittance Number                               4                                       4
---------------------------------------------------------------------------------------------------------------------

Monthly Advance (from MTG1711)                              1,046,608.40                           88,405.81
Recovery (from MTG1711)                                    (1,083,351.44)                         (91,209.01)
Mortgage Loan Losses (Liq. Reports)                            22,367.50                                0.00
P&I Account Shortage (Before Adjustment)                            0.00                                0.00
P&I Account Shortage (After Adjustment)                             0.00                                0.00
Advances Recovered                                             36,743.04                            2,803.20 (should = line 106)
Original Recovery Difference                                   36,743.04                            2,803.20

Outstanding Advances
CPR
% Outstanding to Org UPB
Class A1 Final Payment Date

Days in Due Period (Last Dist. Date to Curr Dist Date)         n/a                                        30
    Don't include distribution date twice.
Libor as stated by Trustee 2 days prior to Dist.                               DECEMBER 13          5.605470%
UPB of three largest outstanding loans
UPB of loans over 90 days delinquent
Base Spread Account Requirement
Aggregate Loan Losses
Payment Number
                                                         ---------------                    ---------------
                                                               WAP                                 WAP

                                           CLASS A1         4,009,246.42       CLASS A1         4,009,246.42
                                           CLASS A2         2,613,200.00       CLASS A2         2,613,200.00
                                           CLASS A3         1,778,700.00       CLASS A3         1,778,700.00
                                           CLASS A4           710,400.00       CLASS A4           710,400.00
                                           CLASS A5         1,082,829.00       CLASS A5         1,082,829.00


                                                         ---------------
                                                                               CLASS A6           735,153.27
                                                           10,194,375.42                     ---------------
Will Change 8/1/2000                       WAP EOM                6.935%                       10,929,528.69
                                                         ---------------       WAP EOM                6.863%
                                                                                             ---------------





EFT 1996-A
Monthly Recap & Distribution
Company  434 & 435

CUTOFF DATE:  September 1, 1996                                                   ERR
-------------------------------------------------------------------------------------------------
Due Period                                                                  December, 1996
Monthly Payment Date                                                           January 15
Group                                                                  Aggregate (Co. 426 & 427)
Remittance Number                                                                   4
-------------------------------------------------------------------------------------------------

Monthly Advance (from MTG1711)                                                      1,135,014.21
Recovery (from MTG1711)                                                            (1,174,560.45)
Mortgage Loan Losses (Liq. Reports)                                                    22,367.50
P&I Account Shortage (Before Adjustment)                                                    0.00
P&I Account Shortage (After Adjustment)                                                     0.00
Advances Recovered                                                                     39,546.24
Original Recovery Difference                                                           39,546.24

Outstanding Advances                                                                  146,735.97
CPR                                                                                       24.46%
% Outstanding to Org UPB                                                                  93.21%

Class A1 Final Payment Date                                                   September 15, 2010

Days in Due Period (Last Dist. Date to Curr Dist Date)                                       n/a
    Don't include distribution date twice.
Libor as stated by Trustee 2 days prior to Dist.
UPB of three largest outstanding loans                                              1,107,558.03
UPB of loans over 90 days delinquent                                                2,373,894.03
Base Spread Account Requirement                                                     8,160,934.00
Aggregate Loan Losses                                                                  22,367.50
Payment Number                                                                                 4
                                                       -----------------------------------------
                                                               SPECIFIED SPREAD CALC.

                                                       Calc. (X)(a)                 8,160,934.00
                                                       Calc. (X)(b)                 1,107,558.03
                                                       Calc. (X)(c)                         0.00
                                                       Calc (Y)(a)                          0.00
                                                       Calc (Y)(b)                          0.00
                                                       Calc (Y)(c)                          0.00
                                                       -----------------------------------------
                                                       -----------------------------------------
                                                                SUBORDINATED AMOUNT

                                                        August 1, 1995             18,077,380.00
                                                       Cumm. ES Recpts.                22,367.50
                                                                                   -------------
                                                       Current Sub. Amt.           18,055,012.50
                                                                                   -------------
                                                       -----------------------------------------
                                                       -----------------------------------------
                                                                BASE SPREAD REQUIREMENT

                                                              (X)                   8,160,934.00
                                                            (Y)(a)                          0.00
                                                            (Y)(b)                          0.00
                                                            (Y)(c)                          0.00
                                                            (Y)(d)                          0.00
                                                                                            0.00
                                                       -----------------------------------------

                                                  3